CMA

CMA MASSACHUSETTS
MUNICIPAL MONEY FUND


Annual Report
















March 31, 1997



MERRILL LYNCH
BULL LOGO




This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. The Fund seeks to maintain a consistent $1.00 net asset value per share, although this cannot be assured. An investment in the Fund is neither insured nor guaranteed by the US Government. Statements and other information herein are as dated and are subject to change.

CMA Massachusetts
Municipal Money Fund
Box 9011
Princeton, NJ 08543-9011



Printed on post-consumer recycled paper





To Our Shareholders:


For the year ended March 31, 1997, CMA Massachusetts Municipal Money Fund paid shareholders a net annualized yield of 2.81%*. As of March 31, 1997, the Fund's 7-day yield was 2.80%.

The Environment
Stock and bond market turbulence increased during the six-month period ended March 31, 1997. Mounting evidence of stronger-than-expected economic growth suggested to investors that the Federal Reserve Board would make a preemptive strike to contain inflationary pressures. These concerns were heightened by statements made by Federal Reserve Board Chairman Alan Greenspan, and culminated in an announced increase in the Federal Funds rate of 0.25% to 5.5% on March 25. As investors became concerned that this might prove to be only the first in a series of monetary policy tightening moves, interest rates rose and stock and bond prices declined. Following the central bank's action, investor sentiment fluctuated from negative to more positive, depending upon whether the latest economic data releases were perceived to suggest an overheating or moderating trend. It appears that clear-cut signs of continued low inflation and moderate economic growth, as well as no further indications of monetary policy tightening, are needed before stability returns to the financial markets.

[FN]
*Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.

Investment Outlook and Strategy
Overall, the Commonwealth of Massachusetts performed well, as economic activity remained positive throughout the six-month period ended March 31, 1997. By diversifying its economic base from manufacturing, Massachusetts developed other sectors. These sectors include high technology, retail, tourism, healthcare and banking industries, which together have offset declines in any one particular area. In addition, high personal income levels and high consumer confidence levels combined with relatively low mortgage rates, and allowed the housing sector to remain on a positive growth trend during the period. Also, favorable economic conditions translated into seasonally adjusted unemployment levels below the national average as Massachusetts registered a rate of 3.7% compared to the national average of 5.3% in February.

A strong economic environment allowed the commonwealth to continue reporting better-than-expected revenue collections. For the nine months ended March 31, 1997, the commonwealth's total revenue collections were $9.04 billion or 7.4% above the comparable period last year. These positive revenue streams allowed Governor Weld to initiate programs which reduce various tax burdens on Massachusetts residents as well as increase the fiscal year 1997 revenue estimates by $180 million. The commonwealth used its strong cash flow position to avoid additional borrowing monies in the short-term municipal market to finance daily operations. The positive fiscal results also allow the commonwealth to continue assisting the various Massachusetts municipalities, resulting in low borrowing levels in the amount of $663 million for the six-month period ended March 31, 1997.

As discussed in our last report to shareholders, CMA Massachusetts Municipal Money Fund began the six-month period ended March 31, 1997 employing an aggressive approach to the market with an average portfolio maturity in the 75-day range. As fears of an imminent interest rate increase by the Federal Reserve Board subsided and investors began anticipating an economic slowdown, the Treasury bill market and short-term municipal note market rallied approximately 25 basis points--50 basis points (0.25%--0.50%). The Fund benefited as other investors began increasing their average portfolio maturities utilizing lower-yielding municipal notes. As yields continued to decline, the Fund began employing a more neutral approach to the market allowing the average portfolio maturity to decline to the 55-day range entering December 1996. This strategy allowed us to pursue variable rate demand notes (VRDNs) and take advantage of the year-end increase in VRDN rates without having to pursue overpriced short-term municipal notes in Massachusetts.

In late December 1996, we generally would have extended the Fund's average life by reducing the VRDN exposure as seasonal supply imbalances in the first quarter would cause yields on VRDNs to remain low. However, as low employment statistics, high wages statistics, high consumer confidence, high personal income and an improving housing market continued to mount, the notion that the Federal Reserve Board might begin to pursue a tightening policy began to influence our portfolio strategy. We began employing a more defensive approach to the market, allowing the average portfolio maturity to decline to the 35-day--40-day range. We utilized primarily VRDNs to meet new subscriptions into the Fund and continued to avoid aggressively priced longer-dated Massachusetts municipal notes. This strategy benefited the Fund because the anticipated supply imbalances were not as pronounced as in previous years, allowing VRDN yields to remain at attractive levels.

On March 25, 1997, because of concerns with a growing economy and a tight labor market, the Federal Reserve Board made a preemptive move against inflation by raising the Federal Funds rate by 25 basis points to 5.50%. This increase in interest rates, which many believe is the first in a series of interest rate hikes, has already forced yields on Treasury bills and municipal notes higher by 25 basis points--50 basis points.

The Fund performed well during the year as we took advantage of periods of weakness in yields created by market uncertainties, and extended the average portfolio maturity and locked in attractive yields when the market reversed itself. At the same time, we avoided being too aggressive in the Fund's purchases of Massachusetts municipal notes, allowing the average life to decline and positioning the Fund well for the upcoming months.

Looking ahead, we anticipate that we will continue to pursue a defensive strategy for the Fund. This strategy is warranted as we prepare for a period of technical weakness in the short-term municipal market created by tax-related redemptions. In addition, we will continue to monitor economic data that may influence how far the Federal Reserve Board may go in raising interest rates and its affect on the short-term municipal note market. We will look for opportunities to continue to diversify the Fund and replace maturing municipal notes as the market adjusts to higher yield levels. However, because of the strong economic performance of the commonwealth, we continue to expect a reduced amount of short-term notes issuance. We will also closely monitor credit quality while seeking an attractive tax-exempt yield for shareholders.

In Conclusion
We thank you for your support of CMA Massachusetts Municipal Money Fund, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,




(Arthur Zeikel)
Arthur Zeikel
President




(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President




(Kevin A. Schiatta)
Kevin A. Schiatta
Vice President and Portfolio Manager




April 28, 1997






Portfolio Abbreviations for CMA Massachusetts Municipal Money Fund

AMT       Alternative Minimum Tax (subject to)
BAN       Bond Anticipation Notes
CP        Commercial Paper
GO        General Obligation Bonds
HFA       Housing Finance Agency
IDR       Industrial Development Revenue Bonds
M/F       Multi-Family
PCR       Pollution Control Revenue Bonds
RAN       Revenue Anticipation Notes
SAAN      Student Aid Anticipation Notes
UPDATES   Unit Priced Demand Adjustable Tax-Exempt Securities
UT        Unlimited Tax
VRDN      Variable Rate Demand Notes

CMA MASSACHUSETTS MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1997                                                               (IN THOUSANDS)
                      Face                                                                                        Value
State                Amount                              Issue                                                  (Note 1a)
Massachusetts--    $  4,500   Barnstable, Massachusetts, BAN, UT, 3.60% due 6/18/1997                          $   4,501
99.3%                 2,950   Boston, Massachusetts, IDR (Boston Seafood Distribution Center Inc. Project),
                              VRDN, AMT, 3.20% due 1/01/2022 (a)                                                   2,950
                      2,800   Boston, Massachusetts, Industrial Development Financing Authority, Industrial
                              Revenue Bonds (Acme Bookbinding Co., Inc.), VRDN, AMT, 3.40% due
                              9/01/2006 (a)                                                                        2,800
                      5,000   Boston, Massachusetts, Water and Sewer Commission Revenue Bonds, VRDN,
                              Series SG-75, 3.50% due 11/01/2019 (a)(b)                                            5,000
                      4,000   Chatham, Massachusetts, BAN, 3.85% due 7/02/1997                                     4,003
                      2,000   Clipper Tax-Exempt Trust 1994-2, VRDN, Class A, 3.15% due 10/17/2002 (a)             2,000
                              Eagle Tax-Exempt Trust, Custodial Receipts, VRDN (a):
                      1,900     3.49% due 2/01/2006                                                                1,900
                      9,200     3.49% due 2/01/2011                                                                9,200
                              Fitchburg, Massachusetts:
                        600     BAN, 3.85% due 6/06/1997                                                             600
                      3,800     RAN, 4.50% due 6/30/1997                                                           3,804
                      1,086     SAAN, 4.10% due 6/06/1997                                                          1,087
                      1,025   Greater Attleboro--Taunton Regional Transportation Authority, Massachusetts,
                              RAN, 4.50% due 8/15/1997                                                             1,027
                              Haverhill, Massachusetts, BAN:
                      3,285     4.11% due 4/25/1997                                                                3,285
                      6,000     UT, 4.50% due 4/25/1997                                                            6,002
                      3,245   Lynn, Massachusetts, Water and Sewer Commission, BAN, UT, Series A, 4.25%
                              due 10/08/1997                                                                       3,248
                      5,000   Malden, Massachusetts, BAN, 4% due 6/03/1997                                         5,002
                      5,000   Massachusetts State, GO, VRDN, Series SG-38, 3.50% due 8/01/2014 (a)(b)              5,000
                      3,000   Massachusetts State, HFA, Housing Revenue Bonds, Series 50, 3.70%
                              due 6/02/1997                                                                        3,000
                      3,900   Massachusetts State, HFA, M/F Housing Project, Refunding, VRDN, Series A, 3.30%
                              due 1/15/2010 (a)(c)                                                                 3,900
                              Massachusetts State Health and Educational Facilities Authority Revenue Bonds:
                      8,500     (Boston University), CP, Series H, 3.50% due 5/14/1997                             8,500
                      2,000     (Endicott College), VRDN, Series A, 3.30% due 10/01/2011 (a)                       2,000
                      1,300   Massachusetts State Industrial Finance Agency, Cultural, Health and Educational
                              Revenue Bonds (Berkshire Project), VRDN, 3.20% due 9/01/2020 (a)                     1,300
                      5,500   Massachusetts State Industrial Finance Agency, Health Care Facility Revenue
                              Bonds (Beverly Enterprises, Inc.), VRDN, 3.75% due 4/01/2009 (a)                     5,500

CMA MASSACHUSETTS MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1997 (CONCLUDED)                                                   (IN THOUSANDS)
                      Face                                                                                        Value
State                Amount                              Issue                                                  (Note 1a)
Massachusetts                 Massachusetts State Industrial Finance Agency, Industrial Revenue Bonds,
(concluded)                   VRDN (a):
                   $  3,570     (AFC Cable Systems Inc.), AMT, 3.40% due 7/01/2016                             $   3,570
                      2,000     (BBB Esq. LLC), AMT, Series B, 3.95% due 12/01/2016                                2,000
                      4,100     (Foilmark Manufacturing), AMT, Series A, 3.40% due 6/01/2010                       4,100
                      4,200     (Gem Group Inc.), AMT, 3.40% due 7/01/2016                                         4,200
                      2,500     (KMS Companies), AMT, 3.40% due 5/01/2016                                          2,500
                      1,000     (Mercer Paper Tube Corp.), AMT, 3.75% due 11/01/2011                               1,000
                      1,100     (Nutramax Products Inc. Project), AMT, Series A, 3.40% due 5/01/2016               1,100
                      1,000     (Nutramax Products Inc. Project), AMT, Series B, 3.40% due 5/01/2016               1,000
                      7,500     (Performance Corrugated Inc. Project), AMT, 3.70% due 3/01/2009                    7,500
                      1,535     Refunding (Easy Day Realty Trust Project), Series A, 3.35% due 7/01/2006           1,535
                      3,350     (Telcom USA Inc.), AMT, 3.40% due 8/01/2016                                        3,350
                      3,155     (William F. Rogers), AMT, 3.40% due 11/01/2006                                     3,155
                      5,205     (ZBR Limited Partnership), AMT, Series A, 3.40% due 4/15/2015                      5,205
                      1,500     (ZBR Limited Partnership), AMT, Series B, 3.35% due 4/15/2017                      1,500
                              Massachusetts State Industrial Finance Agency, PCR:
                      4,000     (Holyoke Water & Power Company Project), VRDN, AMT, 3.25% due
                                12/01/2020 (a)                                                                     4,000
                      4,800     Refunding (New England Power Company Project), CP, 3.60% due 4/10/1997             4,800
                              Massachusetts State Industrial Finance Agency Revenue Bonds, VRDN (a):
                      5,000     (Edgewood Retirement Community Project), Series C, 3.45% due 11/15/2025            5,000
                      3,000     (Governor Dummer Academy), 3.25% due 7/01/2026                                     3,000
                      1,825     (Heritage at Dartmouth), AMT, 3.45% due 12/01/2028                                 1,825
                      1,000     (Newbury College Issue), 3.30% due 6/01/2021                                       1,000
                      4,500     (Williston Northampton Project), Series B, 3.30% due 4/01/2024                     4,500
                      2,940   Massachusetts State Industrial Finance Agency, Solid Waste Disposal Revenue
                              Bonds (E.L. Harvey and Sons), VRDN, AMT, 3.40% due 1/01/2011 (a)                     2,940
                     16,255   Massachusetts State Port Authority, Revenue Refunding Bonds, VRDN,
                              AMT, Series B, 3.65% due 7/01/2018 (a)                                              16,255
                      2,000   Massachusetts State, UPDATES, Series B, 3.60% due 12/01/1997 (a)                     2,000
                      2,555   Massachusetts State Water Resources Authority, Municipal Trust, VRDN,
                              Series SG-63, 3.50% due 8/01/2024 (a)(b)                                             2,555
                      5,000   Mendon Upton, Massachusetts, Regional School District, BAN, UT, 3.90% due
                              7/10/1997                                                                            5,005
                      5,600   New Bedford, Massachusetts, RAN, 4.50% due 6/30/1997                                 5,607
                      1,775   Northampton, Massachusetts, BAN, 4% due 5/30/1997                                    1,776
                      1,550   Southbridge, Massachusetts, BAN, 3.85% due 5/15/1997                                 1,550
                      4,000   Southeastern Regional Transportation Authority, Massachusetts, RAN, 4.50%
                              due 9/19/1997                                                                        4,008
                      5,950   Springfield, Massachusetts, BAN, 4.10% due 6/27/1997                                 5,958

                              Total Investments (Cost--$199,103*)--99.3%                                         199,103

                              Other Assets Less Liabilities--0.7%                                                  1,495
                                                                                                                --------
                              Net Assets--100.0%                                                                $200,598
                                                                                                                ========

(a)The interest rate is subject to change periodically based on certain indexes. The interest rate shown is the rate in effect at March 31, 1997.
(b)MBIA Insured.
(c)FNMA Collateralized.
  *Cost for Federal income tax purposes.


   See Notes to Financial Statements.




CMA MASSACHUSETTS MUNICIPAL MONEY FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF MARCH 31, 1997
Assets:
Investments, at value (identified cost--$199,102,934) (Note 1a)                                            $ 199,102,934
Cash                                                                                                              47,873
Interest receivable                                                                                            1,659,010
Prepaid registration fees and other assets (Note 1d)                                                               8,558
                                                                                                           -------------
Total assets                                                                                                 200,818,375
                                                                                                           -------------

Liabilities:
Payables:
 Investment adviser (Note 2)                                                              $      84,778
 Distributor (Note 2)                                                                            59,257
 Beneficial interest redeemed                                                                        34          144,069
                                                                                          -------------
Accrued expenses and other liabilities                                                                            75,908
                                                                                                           -------------
Total liabilities                                                                                                219,977
                                                                                                           -------------
Net Assets                                                                                                 $ 200,598,398
                                                                                                           =============

Net Assets Consist of:
Shares of beneficial interest, $0.10 par value, unlimited number of shares authorized                      $  20,061,387
Paid-in capital in excess of par                                                                             180,552,389
Accumulated realized capital losses--net (Note 4)                                                                (15,378)
                                                                                                           -------------
Net Assets--Equivalent to $1.00 per share based on 200,613,875 shares of beneficial
interest outstanding                                                                                       $ 200,598,398
                                                                                                           =============


See Notes to Financial Statements.



CMA MASSACHUSETTS MUNICIPAL MONEY FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 1997
Investment Income (Note 1c):
Interest and amortization of premium earned                                                                $   6,654,385

Expenses:
Investment advisory fees (Note 2)                                                         $     938,904
Distribution fees (Note 2)                                                                      228,987
Accounting services (Note 2)                                                                     56,006
Professional fees                                                                                49,700
Transfer agent fees (Note 2)                                                                     48,924
Registration fees (Note 1d)                                                                      45,653
Printing and shareholder reports                                                                 26,005
Custodian fees                                                                                   18,415
Pricing fees                                                                                      3,475
Trustees' fees and expenses                                                                       1,774
Other                                                                                             3,157
                                                                                          -------------
Total expenses                                                                                                 1,421,000
                                                                                                           -------------
Investment income--net                                                                                         5,233,385
Realized Gain on Investments--Net (Note 1c)                                                                        2,973
                                                                                                           -------------
Net Increase in Net Assets Resulting from Operations                                                       $   5,236,358
                                                                                                           =============


See Notes to Financial Statements.

CMA MASSACHUSETTS MUNICIPAL MONEY FUND
STATEMENTS OF CHANGES IN NET ASSETS
                                                                                            For the Year Ended March 31,
Increase (Decrease) in Net Assets:                                                             1997             1996
Operations:
Investment income--net                                                                    $   5,233,385    $   5,180,721
Realized gain (loss) on investments--net                                                          2,973           (6,750)
                                                                                          -------------    -------------
Net increase in net assets resulting from operations                                          5,236,358        5,173,971
                                                                                          -------------    -------------

Dividends to Shareholders (Note 1e):
Investment income--net                                                                       (5,233,385)      (5,180,721)
                                                                                          -------------    -------------
Net decrease in net assets resulting from dividends to shareholders                          (5,233,385)      (5,180,721)
                                                                                          -------------    -------------

Beneficial Interest Transactions (Note 3):
Net proceeds from sale of shares                                                            725,445,153      659,752,882
Net asset value of shares issued to shareholders in reinvestment of dividends
(Note 1e)                                                                                     5,233,764        5,180,565
                                                                                          -------------    -------------
                                                                                            730,678,917      664,933,447
Cost of shares redeemed                                                                    (719,565,744)    (636,520,287)
                                                                                          -------------    -------------
Net increase in net assets derived from beneficial interest transactions                     11,113,173       28,413,160
                                                                                          -------------    -------------

Net Assets:
Total increase in net assets                                                                 11,116,146       28,406,410
Beginning of year                                                                           189,482,252      161,075,842
                                                                                          -------------    -------------
End of year                                                                               $ 200,598,398    $ 189,482,252
                                                                                          =============    =============


See Notes to Financial Statements.

CMA MASSACHUSETTS MUNICIPAL MONEY FUND
FINANCIAL HIGHLIGHTS
The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                                  For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:                                  1997       1996      1995      1994       1993
Per Share Operating Performance:
Net asset value, beginning of year                                    $   1.00   $   1.00  $   1.00  $   1.00   $   1.00
                                                                      --------   --------  --------  --------   --------
Investment income--net                                                     .03        .03       .02       .02        .02
                                                                      --------   --------  --------  --------   --------
Total from investment operations                                           .03        .03       .02       .02        .02
                                                                      --------   --------  --------  --------   --------
Less dividends from investment income--net                                (.03)      (.03)     (.02)     (.02)      (.02)
                                                                      --------   --------  --------  --------   --------
Net asset value, end of year                                          $   1.00   $   1.00  $   1.00  $   1.00   $   1.00
                                                                      ========   ========  ========  ========   ========
Total Investment Return                                                  2.81%      3.05%     2.46%     1.74%      2.20%
                                                                      ========   ========  ========  ========   ========

Ratios to Average Net Assets:
Expenses                                                                  .76%       .76%      .76%      .78%       .78%
                                                                      ========   ========  ========  ========   ========
Investment income--net                                                   2.78%      3.00%     2.43%     1.72%      2.15%
                                                                      ========   ========  ========  ========   ========

Supplemental Data:
Net assets, end of year (in thousands)                                $200,598   $189,482  $161,076  $150,804   $132,302
                                                                      ========   ========  ========  ========   ========



See Notes to Financial Statements.




CMA MASSACHUSETTS MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
CMA Massachusetts Municipal Money Fund (the "Fund") is part of CMA Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Investments are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the next coupon date on which the interest rate is to be adjusted. In the case of a floating rate instrument, the remaining maturity is the demand notice payment period.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and back-up withholding tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income, excluding discounts earned other than original issue discounts. Net realized capital gains, if any, are normally distributed annually after deducting prior years' loss carryforward. The Fund may distribute capital gains more frequently than annually in order to maintain the Fund's net asset value at $1.00 per share.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: 0.50% of the first $500 million of average daily net assets; 0.425% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.375% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S") receives a distribution fee from the Fund at the end of each month at the annual rate of 0.125% of average daily net assets of the Fund. The distribution fee is to compensate MLPF&S financial consultants and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLFDS, and/or ML & Co.

3. Shares of Beneficial Interest:
The number of shares purchased and redeemed during the period corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

4. Capital Loss Carryforward:
At March 31, 1997, the Fund had a net capital loss carryforward of approximately $15,000, of which $1,000 expires in 2001, $7,000 expires in 2002, and $7,000 expires in 2004. This amount will be available to offset like amounts of any future taxable gains.



<AUDIT-REPORT>
CMA MASSACHUSETTS MUNICIPAL MONEY FUND
INDEPENDENT AUDITORS' REPORT


The Board of Trustees and Shareholders,
CMA Massachusetts Municipal Money Fund
of CMA Multi-State Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of CMA Mass-achusetts Municipal Money Fund of CMA Multi-State Municipal Series Trust as of March 31, 1997, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March
31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of CMA Massachusetts Municipal Money Fund of CMA Multi-State Municipal Series Trust as of March 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.



Deloitte & Touche LLP
Princeton, New Jersey
May 2, 1997
</AUDIT-REPORT>



IMPORTANT TAX INFORMATION (UNAUDITED)


All of the net investment income distributions paid daily by CMA Massachusetts Municipal Money Fund of CMA Multi-State Municipal Series Trust during its taxable year ended March 31, 1997 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, there were no capital gains distributed by the Fund during the year ended March 31, 1997.

Please retain this information for your records.




CMA MASSACHUSETTS MUNICIPAL MONEY FUND

Officers and Trustees
Arthur Zeikel--President and Trustee
Ronald W. Forbes--Trustee
Cynthia A. Montgomery--Trustee
Charles C. Reilly--Trustee
Kevin A. Ryan--Trustee
Richard R. West--Trustee
Terry K. Glenn--Executive Vice President
Vincent R. Giordano--Senior Vice President
Edward J. Andrews--Vice President
Donald C. Burke--Vice President
Peter J. Hayes--Vice President
Kenneth A. Jacob--Vice President
Steven T. Lewis--Vice President
Darrin J. SanFillippo--Vice President
Kevin A. Schiatta--Vice President
Helen Marie Sheehan--Vice President
Gerald M. Richard--Treasurer
Robert Harris--Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, Massachusetts 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 221-7210*

[FN]
*For inquiries regarding your CMA account, call (800) CMA-INFO
 [(800) 262-4636].